Exhibit 99.1

Red Hat Reports Fiscal Fourth Quarter and Fiscal Year 2009 Results

  Annual revenue of $653 million, up 25% from prior year
  Full year GAAP EPS of $0.39, non-GAAP EPS of $0.86
  Annual Operating Cash-flow of $236 million

RALEIGH, N.C.--(BUSINESS WIRE)--March 25, 2009--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal fourth quarter and fiscal year ended February 28, 2009.

Total revenue for the quarter was $166.2 million, an increase of 18% from the year ago quarter and 1% from the prior quarter. Subscription revenue for the quarter was $139.4 million, up 14% year-over-year and 3% from the prior quarter. For the full year, total revenue was $652.6 million, an increase of 25% over the prior year, and subscription revenue was $541.2 million, up 20% year-over-year.

GAAP operating income for the fourth quarter and the full fiscal year 2009 was $20.2 million and $82.5 million, respectively. After adjusting for stock compensation and amortization expenses, non-GAAP operating income for the fourth quarter was $39.8 million, or a 23.9% operating margin, up 70 basis points from the prior quarter and 180 basis points from the year ago quarter. Full year non-GAAP operating income was $148.4 million, an increase of 24% from the prior year.

GAAP net income for the quarter was $16.0 million, or $0.08 per diluted share, compared with $24.3 million, or $0.12 per diluted share, for the prior quarter and $22.0 million, or $0.10 per diluted share, in the year ago quarter. Non-GAAP adjusted net income for the quarter was $42.3 million, or $0.22 per diluted share, after adjusting for stock compensation, amortization and tax expense as detailed in the tables below. This compares to non-GAAP adjusted net income of $48.4 million, or $0.24 per diluted share in the prior quarter and $45.7 million, or $0.21 per diluted share in the year ago quarter. Both the prior quarter and the year ago fourth quarter included one-time gains in other income of $4.1 million and $4.7 million respectively that are not included in the fiscal 2009 fourth quarter.

For the full year, GAAP net income was $78.7 million or $0.39 per diluted share, compared with $76.7 million or $0.36 per diluted share in the prior year. Non-GAAP adjusted net income for the year was $178.1 million or $0.86 per diluted share, compared to $165.3 million and $0.77 per diluted share for the fiscal year ended February 29, 2008.

Operating cash flow totaled $59.7 million for the quarter and $236.4 million for the full year. At year end, the company’s total deferred revenue balance was $543.1 million, an increase of 15% on a year-over-year basis and 8% sequentially. Total cash, cash equivalents and investments as of February 28, 2009 were $846.1 million after redeeming the remaining balance of $285.5 million of convertible debentures during the quarter.

“Our ability to demonstrate real value and deliver cost savings to our customers enabled us to achieve significant new milestones during the quarter, including billings in excess of $200 million and more than 100 deals in excess of $250,000. Our value proposition is even more compelling in a challenging economic environment, and we believe that’s a key driver to our solid financial results and market share gains,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “For the full fiscal year, we achieved an impressive combination of 25% revenue growth, 24% non-GAAP operating income growth and operating cash flow of $236 million, while renewing 100% of our top 25 customers up for renewal each quarter.”

“Solid execution by our associates and focused expense management on a continuing basis has enabled us to exceed our guidance for non-GAAP operating margins and EPS for the fourth quarter,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “We continue to enhance the company’s already strong financial profile. We ended the fiscal year with cash and cash equivalents and investments of $846 million and essentially no debt. During fiscal year 2009, we redeemed $570 million in convertible debt and repurchased 2.9 million shares of the company’s common stock, which reduced our diluted share count by more than 10%. In summary, it was a strong year in a very difficult economic climate.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with over 65 offices spanning the globe. CIOs ranked Red Hat as one of the top vendors delivering value in Enterprise Software for five consecutive years in the CIO Insight Magazine Vendor Value survey. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with applications, management and Services Oriented Architecture (SOA) solutions, including JBoss Enterprise Middleware. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the integration of acquisitions; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuating exchange rates; adverse results in litigation; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

LINUX is a trademark of Linus Torvalds. RED HAT and JBOSS are registered trademarks of Red Hat, Inc. and its subsidiaries in the US and other countries.

Tables follow:

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008
Revenue:

Subscriptions	$139,356	$121,862	$541,210	$449,811
Training and services	26,865	19,631	111,362	73,205

Total subscription, training and services revenue	166,221	141,493	652,572	523,016

Cost of revenue:

Subscriptions	9,819	9,389	37,267	33,581
Training and services	15,834	12,011	68,859	47,072

Total cost of subscription, training and services revenue	25,653	21,400	106,126	80,653

Total gross profit	140,568	120,093	546,446	442,363

Operating expense:
Sales and marketing	61,202	52,093	238,552	192,049
Research and development	34,993	26,316	130,177	97,417
General and administrative	24,136	23,512	95,196	82,525

Total operating expense	120,331	101,921	463,925	371,991

Income from operations	20,237	18,172	82,521	70,372
Other income, net	5,216	18,371	43,809	60,420
Interest expense	(433)	(1,611)	(4,798)	(6,252)

Income before provision for income taxes	25,020	34,932	121,532	124,540
Provision for income taxes	9,032	12,926	42,811	47,873

Net income	$15,988	$22,006	$78,721	$76,667

Net income-diluted	$16,210	$22,929	$81,597	$80,274

Net income per share:
Basic	$0.08	$0.11	$0.41	$0.40
Diluted	$0.08	$0.10	$0.39	$0.36

Weighted average shares outstanding:
Basic	190,146	193,189	190,772	193,485
Diluted	197,820	220,356	211,344	221,313

Diluted net income per share computation:
Net income, basic	$15,988	$22,006	$78,721	$76,667
Interest expense on convertible debentures, net of related GAAP tax effects	142	449	1,413	1,754
Amortization of debt issuance costs, net of related GAAP tax effects	80	474	1,463	1,853

Net income, diluted	$16,210	$22,929	$81,597	$80,274

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	February 28,	February 29,
	2009	2008
	(Unaudited)
Current assets:
Cash and cash equivalents	$515,548	$677,720
Investments in debt and equity securities	147,178	312,442
Accounts receivable, net	128,669	127,002
Prepaid expenses and other current assets	99,437	75,192

Total current assets	890,832	1,192,356

Property and equipment, net	67,913	68,557
Goodwill	438,109	340,314
Identifiable intangibles, net	122,177	93,823
Investments in debt securities	183,363	341,781
Other assets, net	51,242	43,151

Total assets	$1,753,636	$2,079,982

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,576	$17,341
Accrued expenses	54,123	43,260
Deferred revenue	382,050	339,088
Convertible debentures	-	570,000
Other current obligations	900	59

Total current liabilities	446,649	969,748

Deferred lease credits	4,470	4,977
Long term deferred revenue	161,032	133,805
Other long term obligations	35,432	20,261
Stockholders' equity:
Common stock	21	21
Additional paid-in capital	1,281,469	1,170,328
Retained earnings (accumulated deficit)	50,519	(28,202)
Treasury stock, at cost	(236,283)	(192,946)
Accumulated other comprehensive income	10,327	1,990

Total stockholders' equity	1,106,053	951,191

Total liabilities and stockholders' equity	$1,753,636	$2,079,982

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008

Cash flows from operating activities:
Net income	$15,988	$22,006	$78,721	$76,667
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	10,824	9,105	40,309	33,002
Deferred income taxes	11,719	12,654	38,979	41,211
Excess tax benefits from share-based payment arrangements	(11,891)	(17,041)	(51,137)	(61,247)
Share-based compensation expense	14,633	10,035	48,315	36,457
(Gain) loss on investments	1,148	(4,799)	(3,848)	(4,799)
Gain on repurchase of convertible debentures	-	-	(4,129)	-
Amortization of debt issuance costs	188	752	2,319	3,010
Other	917	72	1,094	1,092
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(16,029)	(16,999)	(2,341)	(33,741)
Prepaid expenses and other current assets	(4,660)	(6,088)	(18,968)	(7,761)
Accounts payable	(1,138)	6,671	(7,275)	4,713
Accrued expenses	(1,520)	(5,678)	17,056	1,600
Deferred revenue	39,644	43,957	97,861	113,138
Other assets	(159)	(134)	(517)	(266)

Net cash provided by operating activities	59,664	54,513	236,439	203,076

Cash flows from investing activities:
Purchase of investment securities	(65,105)	(309,853)	(396,810)	(1,173,012)
Proceeds from sales and maturities of investment securities	286,701	402,551	714,015	1,155,854
Acquisitions of businesses, net of cash acquired	-	-	(148,140)	(11,784)
Proceeds from sale of strategic equity investments	-	6,199	5,568	6,199
Purchase of property and equipment	(6,321)	(16,045)	(24,485)	(41,797)
Purchase of developed software and other intangible assets	(811)	(840)	(3,932)	(5,616)

Net cash (used in) provided by investing activities	214,464	82,012	146,216	(70,156)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	11,891	17,041	51,137	61,247
Net proceeds related to employee exercise of options	1,117	1,592	18,355	15,512
Repurchase of convertible debentures	(285,500)	-	(565,558)	-
Purchase of treasury stock	(3,973)	(66,539)	(42,319)	(67,157)
Payments related to net settlement of employee share awards	(457)	-	(2,698)	-
Structured stock repurchase	-	-	1,989	-
Proceeds from other borrowings	-	-	-	2,898
Payments on other borrowings	-	-	(69)	(756)

Net cash (used in) provided by financing activities	(276,922)	(47,906)	(539,163)	11,744

Effect of foreign currency exchange rates on cash and cash equivalents	(1,495)	2,142	(5,664)	5,817
Net increase (decrease) in cash and cash equivalents	(4,289)	90,761	(162,172)	150,481
Cash and cash equivalents at beginning of the period	519,837	586,959	677,720	527,239

Cash and cash equivalents at end of period	$515,548	$677,720	$515,548	$677,720

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008

Cost of revenue	$1,004	$657	$3,065	$2,393
Sales and marketing	4,239	2,606	13,826	10,193
Research and development	4,251	2,265	14,027	8,717
General and administration	5,139	4,507	17,397	15,154
Total share-based compensation expense	$14,633	$10,035	$48,315	$36,457

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008

Cost of revenue	$969	$909	$3,503	$4,110
Sales and marketing	2,187	1,763	9,048	7,058
Research and development	953	0	2,003	2
General and administration	797	456	3,053	1,803
Total amortization of intangible assets expense	$4,906	$3,128	$17,607	$12,973

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008

GAAP net income	$15,988	$22,006	$78,721	$76,667

GAAP provision for income taxes	9,032	12,926	42,811	47,873

GAAP income before provision for income taxes	$25,020	$34,932	$121,532	$124,540

Add: Non-cash share-based compensation expense per FAS 123R	14,633	10,035	48,315	36,457
Add: Amortization of intangible assets	4,906	3,128	17,607	12,973

Non-GAAP adjusted income before provision for income taxes	$44,559	$48,095	$187,454	$173,970

Non-GAAP cash provision for income taxes	$2,228	$2,405	$9,373	$8,698

Non-GAAP adjusted net income	$42,331	$45,690	$178,081	$165,272

Non-GAAP adjusted net income-diluted	$42,661	$47,082	$182,298	$170,839

Non-GAAP adjusted net income per share:
Basic	$0.22	$0.24	$0.93	$0.85
Diluted	$0.22	$0.21	$0.86	$0.77

Non-GAAP diluted net income per share computation:
Non-GAAP adjusted net income	$42,331	$45,690	$178,081	$165,272
Interest expense on convertible debentures, net of related 5% cash tax effects	211	677	2,072	2,708
Amortization of debt issuance costs, net of related 5% cash tax effects	119	715	2,145	2,859

Non-GAAP adjusted net income-diluted	$42,661	$47,082	$182,298	$170,839

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008

GAAP Gross profit	$140,568	$120,093	$546,446	$442,363

Add: Non-cash share-based compensation expense per FAS 123R	1,004	657	3,065	2,393
Add: Amortization of intangible assets	969	909	3,503	4,110

Non-GAAP gross profit	$142,541	$121,659	$553,014	$448,866

Non-GAAP gross margin	86%	86%	85%	86%

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008

GAAP operating expenses	$120,331	$101,921	$463,925	$371,991

Deduct: Non-cash share-based compensation expense per FAS 123R	(13,629)	(9,378)	(45,250)	(34,064)
Deduct: Amortization of intangible assets	(3,937)	(2,219)	(14,104)	(8,863)

Non-GAAP adjusted operating expenses	$102,765	$90,324	$404,571	$329,064

	Three Months Ended		Twelve Months Ended
	February 28,	February 29,	February 28,	February 29,
	2009	2008	2009	2008

GAAP operating income	$20,237	$18,172	$82,521	$70,372

Add: Non-cash share-based compensation expense per FAS 123R	14,633	10,035	48,315	36,457
Add: Amortization of intangible assets	4,906	3,128	17,607	12,973

Non-GAAP adjusted operating income	$39,776	$31,335	$148,443	$119,802

Non-GAAP adjusted operating margin	23.9%	22.1%	22.7%	22.9%

CONTACT:
Red Hat
Kara Schiltz, Corporate Communications, 919-301-3002
kschiltz@redhat.com
or
Tom McCallum, Investor Relations, 919-754-4630
investors@redhat.com